UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2009

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INTERNATIONAL GAME TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

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Nevada	001-10684	88-0173041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9295 Prototype Drive, Reno, Nevada 89521
(Address of Principal Executive Offices) (Zip Code)

(775) 448-7777
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On April 29, 2009, the United States District Court for the District of Delaware ruled that Bally Technologies, Inc.'s "Power Rewards™" and "ACSC Power Winners™" infringed upon IGT's Bonusing Patents. IGT filed this lawsuit against Bally in 2006 seeking monetary damages and an injunction and expects there will be a trial to assess damages after a period of related discovery.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated April 29, 2009, announcing Federal Court Rules Bally Infringes IGT's Bonusing Patents

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date:  May 1, 2009

By:	/s/ J. KENNETH CREIGHTON
J. Kenneth Creighton
Vice President, Corporate Law Department
and Assistant Secretary